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                                                               EXHIBIT 10.3.3.c


                PATENT, TRADEMARK, COPYRIGHT AND LICENSE MORTGAGE


                  THIS PATENT, TRADEMARK, COPYRIGHT AND LICENSE MORTGAGE (the "Mortgage") made as of this 26th day of August, 1999, by TELXON CORPORATION, a Delaware corporation, with its principal business and chief executive office at 3330 West Market Street, Akron, Ohio 44333 ("Mortgagor") in favor of FOOTHILL CAPITAL CORPORATION, as agent for the Lenders from time to time party to the Loan and Security Agreement referred to below, with an office at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333 ("Mortgagee"):

                              W I T N E S S E T H:

                  WHEREAS, Mortgagor, Mortgagee and certain lenders are parties to a certain Loan and Security Agreement of even date herewith (the lenders that are from time to time a party thereto being herein referred to as "Lenders") and other related loan documents of even date herewith (collectively, the "Loan Agreements"), which Loan Agreements provide (i) for Lenders to, from time to time, extend credit to or for the account of Mortgagor and (ii) for the grant by Mortgagor to Mortgagee, for the benefit of Mortgagee and Lenders, of a security interest in certain of Mortgagor's assets, including, without limitation, its patents, patent applications, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, goodwill and licenses;

                  NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Mortgagor agrees as follows:

                  1. Incorporation of Loan Agreements. The Loan Agreements and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Loan Agreements.

                  2. Mortgage of Patents, Trademarks and Licenses. To secure the complete and timely satisfaction of all of Mortgagor's Obligations, Mortgagor hereby grants a security interest in and mortgages to Mortgagee, for the benefit of Mortgagee and each Lender, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale upon the occurrence and during the continuance of an Event of Default, to the extent permitted by law, in all of Mortgagor's right, title and interest in and to all of its now existing and hereafter created or acquired:

                  (a) patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, and those patents listed on Exhibit A attached hereto and hereby made a part hereof, and (i) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (ii) all income, damages and payments



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 now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses (i)-(iv) of this subsection 2(a), are sometimes hereinafter referred to individually as a "Patent" and, collectively, as the "Patents");

                  (b) trademarks, trademark registrations, trademark applications, trade names and tradestyles, service marks, service mark registrations, service mark applications and brand names, including, without limitation, the trademarks, trade names, service marks and applications and registrations thereof listed on Exhibit B attached hereto and hereby made a part hereof, and (i) renewals or extensions, thereof, (ii) all income, damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names, service marks and applications and registrations thereof, together with the items described in clauses (i)-(iv) of this subsection 2(b), are sometimes hereinafter referred individually as a "Trademark" and, collectively, as the "Trademarks");

                  (c) copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on Exhibit C attached hereto and made a part hereof, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to the any of the foregoing, including, without limitation, damages, and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing are sometimes hereinafter individually, as a "Copyright" and, collectively as the "Copyrights").

                  (d) license agreements (to the extent such license agreements may be assigned without violating the terms of any such license agreement) with respect to any of the Patents, Trademarks or Copyrights, or any other patent, trademark, service mark, copyright or any application or registration thereof or any other trade name or tradestyle between Mortgagor and any other party, whether Mortgagor is a licensor or licensee under any such license agreement, including, without limitation, the licenses listed on Exhibit D attached hereto and hereby made a part hereof (all of the foregoing license agreements and Mortgagor's rights thereunder are referred to collectively as the "Licenses"); and

                  (e) the goodwill of Mortgagor's business connected with and symbolized by the Trademarks.

                  3. Warranties and Representations. Mortgagor warrants and represents to Mortgagee that, except as set forth on Schedule 5.16 to the Loan
Agreement:

                  (a) no Patent, Trademark, Copyright or License has been adjudged invalid or unenforceable nor has any such Patent, Trademark, Copyright or, to the best of Mortgagor's




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knowledge, no License been cancelled, in whole or in part and each such Patent,
Trademark, Copyright and License is presently subsisting;

                  (b) each Patent, Trademark, Copyright and License is valid and enforceable;

                  (c) Mortgagor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Patent, Trademark, Copyright and License, free and clear of any liens, charges and encumbrances, including, without limitation, licenses, shop rights and covenants by Mortgagor not to sue third persons except for Permitted Liens;

                  (d) Mortgagor has adopted, used and is currently using all its Trademarks;

                  (e) Mortgagor has no notice of any suits or actions commenced or threatened with reference to the Patents, Trademarks, Copyrights or Licenses; and

                  (f) Mortgagor has the unqualified right to execute and deliver this Mortgage and perform its terms.

                  4. Restrictions on Future Agreements. Mortgagor agrees that until Mortgagor's Obligations shall have been satisfied in full and the Loan Agreements shall have been terminated, Mortgagor shall not, without the prior written consent of Mortgagee, sell or assign its interest in, or grant any license or sublicense under, the Patents, Trademarks, Copyrights or Licenses, or enter into any other agreement with respect to the Patents, Trademarks, Copyrights or Licenses, and Mortgagor further agrees that it shall not take any action or permit any action to be taken by others subject to its control, including licensees, or fail to take any action which would materially and adversely affect the validity or enforcement of the rights transferred to Mortgagee under this Mortgage. Nothing in this Section 4 shall be deemed, however, to prevent Mortgagor in its sound business discretion and without the prior written consent of Mortgagee to notify third parties of actual or alleged infringement of the Patents, Trademarks, Copyrights or Licenses and pursue all avenues available by law to enforce Mortgagor's rights in the patents, Trademarks, Copyrights or Licenses.

                  5. New Patents, Trademarks, and Licenses. Mortgagor represents and warrants that the Patents, Trademarks, Copyrights and Licenses listed on Exhibits A, B, C, and D, respectively, constitute all of the Patents, Trademarks, Copyrights and Licenses now owned by Mortgagor. If, before Mortgagor's Obligations shall have been satisfied in full or before the Loan Agreements have been terminated, Mortgagor shall (a) become aware of any existing Patents, Trademarks, copyright works, Copyrights or Licenses of which Mortgagor has not previously informed Mortgagee, (b) obtain rights to any new Patents, Trademarks or Licenses, or (c) become entitled to the benefit of any Patents, Trademarks, Copyrights or Licenses which benefit is not in existence on the date hereof, the provisions of this Mortgage above shall automatically apply thereto and Mortgagor shall give to Mortgagee prompt written notice thereof. Mortgagor hereby authorizes Mortgagee to modify this Mortgage by amending Exhibits A, B, C and D, as applicable, to include any such Patents, Trademarks, Copyrights and Licenses.

                  6. Royalties; Terms. The term of the mortgages granted herein shall extend until the earlier of (a) the expiration of each of the respective Patents, Trademarks, Copyrights and


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Licenses assigned hereunder, and (b) the payment in full of Mortgagor's
Obligations and the termination of the Loan Agreements. Mortgagor agrees that upon the occurrence and during the continuance of an Event of Default, the use by Mortgagee of all Patents, Trademarks, Copyrights and Licenses shall be worldwide, except as limited by their terms, and without any liability for royalties or other related charges from Mortgagee to Mortgagor. Notwithstanding anything to the contrary set forth herein or in any other Loan Documents, so long as this Mortgage is in effect and so long as Mortgagee shall not have commenced the exercise of any of its remedies hereunder or under the other Loan Documents, Mortgagor shall continue to have the exclusive right to use the Patents, Trademarks, Copyrights and Licenses and Mortgagee shall have no right to use the Patents, Trademarks, Copyrights and Licenses or to issue any license with respect thereto, or to assign, pledge or otherwise transfer title to the Patents, Trademarks, Copyrights and Licenses to any other Person. Mortgagor agrees not to sell, assign or further encumber (other than Permitted Liens) its rights and interests in the Patents, Trademarks, Copyrights and Licenses without the prior written consent of Mortgagee.

                  7. Product Quality. Mortgagor agrees (a) to maintain the quality of any and all products in connection with which the Patents, Trademarks, Copyrights and Licenses are used, consistent with commercially reasonable business practices, and (b) to provide Mortgagee, upon Mortgagee's reasonable request from time to time, with a certificate of an officer of Mortgagor certifying Mortgagor's compliance with the foregoing. Upon the occurrence and during the continuance of an Event of Default, Mortgagor agrees that Mortgagee, or a conservator appointed by Mortgagee, shall have the right to establish such additional product quality controls as Mortgagee, or said conservator, in its reasonable judgment, may deem necessary to assure maintenance of the quality of products sold by Mortgagor under the Patents, Trademarks, Copyrights or Licenses.

                  8. Release of Mortgage. This Mortgage is made for collateral purposes only. Upon payment in full of Mortgagor's Obligations and termination of the Loan Agreements, Mortgagee shall execute and deliver to Mortgagor all deeds, assignments and other instruments, and shall take such other actions, as may be necessary or proper to re-vest in Mortgagor full title to the Patents, Trademarks, Copyrights and Licenses, subject to any disposition thereof which may have been made by Mortgagee pursuant to the Loan Agreements.

                  9. Expenses. All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Mortgagor. All reasonable fees, costs and expenses, of whatever kind or nature, including attorneys' fees and legal expenses, incurred by Mortgagee in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Patents, Trademarks, Copyrights and Licenses, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, Trademarks, Copyrights and Licenses, shall be borne by and paid by Mortgagor and shall be charged against the Obligations.

                  10. Duties of Mortgagor. Mortgagor shall have the duty (a) to file and prosecute diligently any patent, trademark, service mark and copyright applications pending as of the date hereof or hereafter until Mortgagor's Obligations shall have been paid in full and the Loan




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Agreements have been terminated, (b) upon the request of Mortgagee, to make application on unpatented but patentable inventions and on trademarks and service marks, (c) to preserve and maintain all rights in the Patents, Trademarks, Copyrights and Licenses, and (d) to ensure that the Patents, Trademarks and Licenses are and remain enforceable. Any expenses incurred in connection with Mortgagor's obligations under this Section 10 shall be borne by Mortgagor.

                  11. Mortgagee's Right to Sue. After an Event of Default shall have occurred and be continuing, Mortgagee shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Patents, Trademarks, Copyrights and Licenses, and, if Mortgagee shall commence any such suit, Mortgagor shall, at the request of Mortgagee, do any and all lawful acts and execute any and all proper documents required by Mortgagee in aid of such enforcement and Mortgagor shall promptly, upon demand, reimburse and indemnify Mortgagee for all costs and expenses incurred by Mortgagee in the exercise of its rights under this Section 11.

                  12. Waivers. No course of dealing between Mortgagor and Mortgagee, nor any failure to exercise, nor any delay in exercising, on the part of Mortgagee, any right, power or privilege hereunder or under the Loan Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  13. Severability. The provisions of this Mortgage are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Mortgage in any jurisdiction.

                  14. Modification. This Mortgage cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

                  15. Cumulative Remedies; Power of Attorney; Effect on Loan Agreements. All of Mortgagee's rights and remedies with respect to the Patents, Trademarks, Copyrights and Licenses, whether established hereby or by the Loan Agreements, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Mortgagor hereby authorizes Mortgagee upon the occurrence and during the continuance of an Event of Default, to make, constitute and appoint any officer or agent of Mortgagee as Mortgagee may select, in its sole discretion, as Mortgagor's true and lawful attorney-in-fact, with power to (a) endorse Mortgagor's name on all applications, documents, papers and instruments necessary or desirable for Mortgagee in the use of the Patents, Trademarks, Copyrights and Licenses, or (b) take any other actions with respect to the Patents, Trademarks, Copyrights and Licenses as Mortgagee deems to be in the best interest of Mortgagee, or (c) grant or issue any exclusive or non-exclusive license under the Patents, Trademarks, Copyrights or Licenses to anyone, or (d) assign, pledge, convey or otherwise transfer title in or dispose of the Patents, Trademarks, Copyrights or Licenses to anyone. Mortgagor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until Mortgagor's Obligations shall have been paid in full and the Loan Agreements have been terminated. Mortgagor acknowledges and agrees




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that this Mortgage is not intended to limit or restrict in any way the rights and remedies of Mortgagee under the Loan Agreements but rather is intended to facilitate the exercise of such rights and remedies. Mortgagee shall have, in addition to all other rights and remedies given it by the terms of this Mortgage and the Loan Agreements, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in Illinois.

                  16. Binding Effect; Benefits. This Mortgage shall be binding upon Mortgagor and its respective successors and assigns, and shall inure to the benefit of Mortgagee, its successors, nominees and assigns.

                  17. Governing Law. This Mortgage shall be governed by and construed in accordance with the laws of the State of Illinois.

                  18. Headings. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

                  19. Further Assurances. Mortgagor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Mortgagee shall reasonably request from time to time in order to carry out the purpose of this Mortgage and agreements set forth herein.

                  20. Survival of Representations. All representations and warranties of Mortgagor contained in this Mortgage shall survive the execution and delivery of this Mortgage and shall be remade on the date of each borrowing under the Loan Agreements.




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                  IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage in favor of Mortgagee as of the date first written above.


                                        TELXON CORPORATION


                                        By /s/ Woody M. McGee
                                          --------------------------
                                        Its VP/CFO
                                           -------------------------



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STATE OF ILLINOIS                     )
                                      )  SS.
COUNTY OF COOK                        )



                  The foregoing Patent, Trademark, Copyright and License Mortgage was executed and acknowledged before me this 26 day of August, 1999, by Woody McGee, personally known to me to be the Vice President and Chief Financial Officer of Telxon Corporation, a Delaware corporation, on behalf of such corporation.




                                              /s/ Nancy Wegrzyn
                                              -------------------------
                                              NOTARY PUBLIC

"OFFICIAL SEAL"
NANCY WEGRZYN
Notary Public, State of Illinois
My Commission Expires March 31, 2000


                           THIS INSTRUMENT PREPARED BY
                         AND AFTER RECORDING RETURN TO:

                               Gary Zussman, Esq.
                          Goldberg, Kohn, Bell, Black,
                            Rosenbloom & Moritz, Ltd.
                              55 East Monroe Street
                                   Suite 3700
                             Chicago, Illinois 60603
                                 (312) 201-4000




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